                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Core Bond Fund       Security: See Attached

Issuer: See Attached                    Offering Type: 144A

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES
9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Core Bond Fund       Security: See Attached

Issuer: See Attached                    Offering Type: US Registered

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES
9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Debt Report November







                             Offering                                                                   Unit Price of
                             Date/Trade                                              Offering           Offering/Price
Fund                           Date              Issuer/Security           Cusip      Type       Bonds  Paid Per Unit  Spread
----                         ----------  -------------------------------- --------- ----------- ------- -------------- ------
Transamerica Core Bond                   MidAmerican Energy Holdings
                                         (MIDAM 3.75% November 15, 2023
                             11/05/13    144A)                            59562VBB     144A     780,000        $99.925   0.55%
Transamerica Core Bond                   Invesco Finance Plc (IVZ 4.00%                 US
                             11/06/13    January 30, 2024)                46132FAB  Registered  160,000        $99.284   0.65%
Transamerica Core Bond                   Ford Motor Credit Company LLC                  US
                             11/06/13    (F 1.50% January 17, 2017)       345397WN  Registered  363,000        $99.906   0.25%
Transamerica Core Bond                   The Mosaic Company (MOS 4.25%                  US
                             11/07/13    November 15, 2023)               61945CAC  Registered  223,000        $99.790   0.65%
Transamerica Core Bond                   The Mosaic Company (MOS 5.45%                  US
                             11/07/13    November 15, 2033)               61945CAD  Registered  472,000        $99.626   0.88%
Transamerica Core Bond                   American Water Capital Corp.                   US
                             11/08/13    (AWK 3.85% March 1, 2024)        03040WAK  Registered  300,000        $99.601   0.65%
Transamerica Core Bond                   State Street Corp (STT 3.70%                   US
                             11/14/13    November 20, 2023)               857477AM  Registered  615,000        $99.760   0.45%
Transamerica Core Bond                   Duke Realty LP (DRE 3.875%                     US
                             11/25/13    February 15, 2021)               264411AD  Registered  168,000        $99.747   0.63%
Transamerica Core Bond                   Schlumberger Investment SA (SLB                US
                             11/25/13    3.65% December 1, 2023)          806854AH  Registered  164,000        $99.660   0.45%

                                                                                                      Total Price
                                                                                                      Paid by the
                                                                                                       Fund Plus
                                                                                                      Total Price
                                                                                                     Paid For Same
                                                                                        Total Bonds   Securities
                                         Underwriter From      Total                    Purchased by Purchased By
                             Total Price  Whom the Fund    Shares/Units/ Total Size of   Investment  the Same Sub-   % of
Fund                            Paid        Purchased      Bonds Offered   Offering      Management     Adviser    Offering
----                         ----------- ----------------- ------------- -------------- ------------ ------------- --------
Transamerica Core Bond
                                         Barclays Capital
                                $779,415 Inc                 500,000,000 $  499,625,000    9,475,000   $ 9,467,894     1.90%
Transamerica Core Bond                   BofA Merrill
                                $158,854 Lynch               600,000,000 $  595,704,000    9,028,000   $ 8,963,360     1.50%
Transamerica Core Bond                   Duetsche Bank
                                $362,659 Securities          750,000,000 $  749,295,000   11,120,000   $11,109,547     1.48%
Transamerica Core Bond                   Morgan Stanley
                                $222,532 and Company         900,000,000 $  898,110,000   18,195,000   $18,156,791     2.02%
Transamerica Core Bond                   Goldman Sachs
                                $470,235 and Company         500,000,000 $  498,130,000   17,136,000   $17,071,911     3.43%
Transamerica Core Bond                   UBS Securities
                                $298,803 LLC                 400,000,000 $  398,404,000   22,446,000   $22,356,440     5.61%
Transamerica Core Bond                   Morgan Stanley
                                $613,524 and Company       1,000,000,000 $  997,600,000   68,199,000   $68,035,322     6.82%
Transamerica Core Bond                   Wells Fargo
                                $167,575 Advisors            250,000,000 $  249,367,500    7,927,000   $ 7,906,945     3.17%
Transamerica Core Bond                   Deutsche Bank
                                $163,442 Securities        1,500,000,000 $1,494,900,000   31,725,000   $31,617,135     2.12%

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Core Bond Fund       Security: See Attached

Issuer: See Attached                    Offering Type: US Registered

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES

9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See Attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Debt Report December







                             Offering                                                                     Unit Price of
                             Date/Trade                                                Offering           Offering/Price
Fund                           Date               Issuer/Security            Cusip      Type       Bonds  Paid Per Unit  Spread
----                         ----------  ---------------------------------- --------- ----------- ------- -------------- ------
Transamerica Core Bond                   Microsoft Corporation (MSFT                      US
                             12/03/13    3.625% December 15, 2023)          594918AW  Registered  311,000        $99.508   0.45%
Transamerica Core Bond                   Thermo Fisher Scientific (TMO                    US
                             12/04/13    1.30% February 1, 2017)            883556BD  Registered  176,000        $99.941   0.40%
Transamerica Core Bond                   Thermo Fisher Scientific (TMO                    US
                             12/04/13    4.15% February 1, 2024)            883556BF  Registered  435,000        $99.730   0.65%
Transamerica Core Bond                   Cameron International Corporation                US
                             12/11/13    (CAM 4.00% December 15, 2023)      13342BAL  Registered   85,000        $99.641   0.65%

                                                                                                      Total Price
                                                                                                      Paid by the
                                                                                                       Fund Plus
                                                                                                      Total Price
                                                                                                     Paid For Same
                                                                                        Total Bonds   Securities
                                         Underwriter From      Total                    Purchased by Purchased By
                             Total Price  Whom the Fund    Shares/Units/ Total Size of   Investment  the Same Sub-   % of
Fund                            Paid        Purchased      Bonds Offered   Offering      Management     Adviser    Offering
----                         ----------- ----------------- ------------- -------------- ------------ ------------- --------
Transamerica Core Bond                   Barclays Capital
                                $309,470 Inc               1,500,000,000 $1,492,620,000   36,700,000   $36,519,436     2.45%
Transamerica Core Bond                   Barclays Capital
                                $175,896 Inc                 900,000,000 $  899,469,000   37,037,000   $37,015,148     4.12%
Transamerica Core Bond                   Barclays Capital
                                $433,826 Inc               1,000,000,000 $  997,300,000   12,669,000   $12,634,794     1.27%
Transamerica Core Bond                   Credit Suisse
                                $ 84,695 Securities          250,000,000 $  249,102,500    3,422,000   $ 3,409,715     1.37%

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Core Bond Fund       Security: See Attached

Issuer: See Attached                    Offering Type: US Registered

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES

9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See Attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Debt Report January 2014







                             Offering                                                                      Unit Price of
                             Date/Trade                                                 Offering           Offering/Price
Fund                           Date               Issuer/Security             Cusip      Type       Bonds  Paid Per Unit  Spread
----                         ----------  ----------------------------------- --------- ----------- ------- -------------- ------
Transamerica Core Bond                   Mondelez International, Inc. (MDLZ               U.S.
                             01/09/14    4.00% February 1, 2024)             609207AB  Registered  500,000        $99.892   0.45%

                                                                                                       Total Price
                                                                                                       Paid by the
                                                                                                        Fund Plus
                                                                                                       Total Price
                                                                                                      Paid For Same
                                                                                         Total Bonds   Securities
                                         Underwriter From      Total                     Purchased by Purchased By
                             Total Price  Whom the Fund    Shares/ Units/ Total Size of   Investment  the Same Sub-   % of
Fund                            Paid        Purchased      Bonds Offered    Offering      Management     Adviser    Offering
----                         ----------- ----------------  -------------- -------------- ------------ ------------- --------
Transamerica Core Bond                   RBS Securities
                                $499,460 Inc.               1,750,000,000 $1,748,110,000   36,406,000   $36,366,682     2.08%

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Core Bond Fund       Security: See Attached

Issuer: See Attached                    Offering Type: US Registered

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES

9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See Attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Core Bond Fund       Security: See Attached

Issuer: See Attached                    Offering Type: 144A

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES

9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See Attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Debt Report February 2014







                           Offering                                                                       Unit Price of
                           Date/Trade                                                Offering             Offering/Price
Fund                         Date               Issuer/Security            Cusip      Type        Bonds   Paid Per Unit  Spread
----                       ----------  ---------------------------------- --------- ----------- --------- -------------- ------
Transamerica Core Bond                 HCP Inc (HCP 4.20% March 1,                     U.S.
                           02/12/14    2024)                              40414LAK  Registered     54,000      $  99.537   0.65%
Transamerica Core Bond                 Novartis Capital Corporation                    U.S.
                           02/18/14    (NOVNVX 3.40% May 6, 2024)         66989HAG  Registered    395,000      $  99.287   0.45%
Transamerica Core Bond                 Honda Auto Receivables 2014-1
                                       Owner Trust A2 (HAROT 2014-1                    U.S.
                           02/19/14    A2 0.41% September 21, 2016)       43813JAB  Registered  2,031,000      $99.99244   0.19%
Transamerica Core Bond                 Cisco Systems Inc (CSCO 3.625%                  U.S.
                           02/24/14    March 4, 2024)                     17275RAN  Registered    200,000      $  99.925   0.40%
Transamerica Core Bond                 Cisco Systems Inc (CSCO 2.90%                   U.S.
                           02/24/14    March 4, 2021)                     17275RAP  Registered     55,000      $  99.818   0.30%
Transamerica Core Bond                 BNZ International Funding Limited
                                       (BZLNZ 2.35% March 4, 2019
                           02/25/14    144A)                              05579LAA     144A       250,000      $  99.967   0.25%

                                                                                                    Total Price
                                                                                                    Paid by the
                                                                                                     Fund Plus
                                                                                                    Total Price
                                                                                                   Paid For Same
                                                                                      Total Bonds   Securities
                                       Underwriter From  Total Shares/                Purchased by Purchased By
                           Total Price  Whom the Fund    Units/ Bonds  Total Size of   Investment  the Same Sub-   % of
Fund                          Paid        Purchased         Offered      Offering      Management     Adviser    Offering
----                       ----------- ----------------- ------------- -------------- ------------ ------------- --------
Transamerica Core Bond                 Wells Fargo
                            $   53,750 Advisors            350,000,000 $  348,379,500    7,518,000   $ 7,483,192     2.15%
Transamerica Core Bond                 Goldman Sachs
                            $  392,184 and Company       2,150,000,000 $2,134,670,500   19,224,000   $19,086,933     0.89%
Transamerica Core Bond
                                       Deutsche Bank
                            $2,030,846 Securities          511,000,000 $  510,961,368   65,783,000   $65,778,027    12.87%
Transamerica Core Bond                 BofA Merrill
                            $  199,850 Lynch             1,000,000,000 $  999,250,000   14,640,000   $14,629,020     1.46%
Transamerica Core Bond                 Barclays Capital
                            $   54,900 Inc                 500,000,000 $  499,090,000    5,719,000   $ 5,708,591     1.14%
Transamerica Core Bond
                                       Goldman Sachs
                            $  249,918 and Company         750,000,000 $  749,752,500    8,908,000   $ 8,905,060     1.19%

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Core Bond Fund       Security: See Attached

Issuer: See Attached                    Offering Type: US Registered

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES

9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See Attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Debt Report March 2014






                             Offering                                                                   Unit Price of
                             Date/Trade                                              Offering           Offering/Price
Fund                           Date              Issuer/Security           Cusip      Type       Bonds  Paid Per Unit  Spread
----                         ----------  -------------------------------- --------- ----------- ------- -------------- ------
Transamerica Core Bond                   Petrobras Global Finance B.V.                 U.S.
                             03/10/14    (PETBRA 6.25% March 17, 2024)    71647NAM  Registered  412,000        $99.772   0.30%
Transamerica Core Bond                   Verizon Communications Inc. (VZ               U.S.
                             03/10/14    5.05% March 15, 2034)            92343VBZ  Registered  539,000        $99.925   0.75%
Transamerica Core Bond                   Verizon Communications Inc. (VZ               U.S.
                             03/10/14    3.45% March 15, 2021)            92343VCC  Registered  286,000        $99.982   0.40%

                                                                                                       Total Price
                                                                                                       Paid by the
                                                                                                     Fund Plus Total
                                                                                                     Price Paid For
                                                                                        Total Bonds  Same Securities
                                         Underwriter From  Total Shares/                Purchased by  Purchased By
                             Total Price  Whom the Fund    Units/ Bonds  Total Size of   Investment   the Same Sub-    % of
Fund                            Paid        Purchased         Offered      Offering      Management      Adviser     Offering
----                         ----------- ----------------- ------------- -------------- ------------ --------------- --------
Transamerica Core Bond                   Citigroup Global
                                $411,061 Markets           2,500,000,000 $2,494,300,000   58,217,000    $ 58,084,265     2.33%
Transamerica Core Bond                   Citigroup Global
                                $538,596 Markets           1,250,000,000 $1,249,062,500   32,738,000    $ 32,713,447     2.62%
Transamerica Core Bond                   Wells Fargo
                                $285,949 Advisors          1,000,000,000 $  999,820,000   24,037,000    $ 24,032,673     2.40%

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Core Bond Fund       Security: See Attached

Issuer: See Attached                    Offering Type: US Registered

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES
9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Debt Report April







                               Offering                                                                Unit Price of
                               Date/Trade                                           Offering           Offering/Price
Fund                             Date            Issuer/Security          Cusip      Type       Bonds  Paid Per Unit  Spread
----                           ----------  ----------------------------- --------- ----------- ------- -------------- ------

Transamerica Core Bond                     Apple Inc (AAPL 2.85% May 6,               U.S.
                               04/29/14    2021)                         037833AR  Registered  302,000        $99.754   0.18%

                                                                                                        Total Price
                                                                                                        Paid by the
                                                                                                         Fund Plus
                                                                                                        Total Price
                                                                                                       Paid For Same
                                                                                          Total Bonds   Securities
                                           Underwriter From      Total                    Purchased by Purchased By
                               Total Price  Whom the Fund    Shares/Units/ Total Size of   Investment  the Same Sub-   % of
Fund                              Paid        Purchased      Bonds Offered   Offering      Management     Adviser    Offering
----                           ----------- ----------------  ------------- -------------- ------------ ------------- --------

Transamerica Core Bond                      Goldman Sachs
                                  $301,257  and Company      3,000,000,000 $2,992,620,000   68,966,000   $68,796,344     2.30%

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Core Bond Fund       Security: See Attached

Issuer: See Attached                    Offering Type: US Registered

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES
9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.. Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Debt Report May







                               Offering                                                                   Unit Price of
                               Date/Trade                                               Offering          Offering/Price
Fund                             Date              Issuer/Security            Cusip      Type      Bonds  Paid Per Unit  Spread
----                           ----------  --------------------------------- --------- ----------- ------ -------------- ------

Transamerica Core Bond                     South Carolina Electric & Gas                  U.S.
                               05/20/14    Company (SCG 4.50% June 1, 2064)  837004CH  Registered  58,000        $98.938   0.88%

                                                                                                       Total Price
                                                                                                       Paid by the
                                                                                                        Fund Plus
                                                                                                       Total Price
                                                                                                      Paid For Same
                                                                                         Total Bonds   Securities
                                           Underwriter From      Total                   Purchased by Purchased By
                               Total Price  Whom the Fund    Shares/Units/ Total Size of  Investment  the Same Sub-   % of
Fund                              Paid        Purchased      Bonds Offered   Offering     Management     Adviser    Offering
----                           ----------- ----------------  ------------- ------------- ------------ ------------- --------

Transamerica Core Bond                       Wells Fargo
                                   $57,384   Advisors          300,000,000  $296,814,000    5,386,000    $5,328,801     1.80%

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Core Bond Fund       Security: See Attached

Issuer: See Attached                    Offering Type: US Registered

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES
9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Debt Report Q3 2014







                               Offering                                                               Unit Price of
                               Date/Trade                                           Offering          Offering/Price
Fund                             Date            Issuer/Security          Cusip      Type      Bonds  Paid Per Unit  Spread
----                           ----------  ----------------------------- --------- ----------- ------ -------------- ------

Transamerica Funds/                        Sysco Corporation (SYY 3.00%               U.S.
  Transamerica Core Bond Fund  09/23/14    October 2, 2021)              871829AT  Registered  19,000        $99.781   0.40%

                                                                                                       Total Price
                                                                                                       Paid by the
                                                                                                        Fund Plus
                                                                                                       Total Price
                                                                                                      Paid For Same
                                                                                         Total Bonds   Securities
                                           Underwriter From      Total                   Purchased by Purchased By
                               Total Price  Whom the Fund    Shares/Units/ Total Size of  Investment  the Same Sub-   % of
Fund                              Paid        Purchased      Bonds Offered   Offering     Management     Adviser    Offering
----                           ----------- ----------------  ------------- ------------- ------------ ------------- --------

Transamerica Funds/                        Goldman Sachs
  Transamerica Core Bond Fund      $18,958 and Company         750,000,000  $748,357,500    4,427,000    $4,417,305     0.59%

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Core Bond Fund       Security: See Attached

Issuer: See Attached                    Offering Type: US Registered

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES
9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Core Bond Fund       Security: See Attached

Issuer: See Attached                    Offering Type: 144A

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES
9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Debt Report October 2014







                              Offering                                                               Unit Price of
                             Date/Trade                                          Offering            Offering/Price
Fund                            Date           Issuer/Security          Cusip      Type      Bonds   Paid Per Unit  Spread
----                         ---------- ------------------------------ -------- ---------- --------- -------------- ------

Transamerica Core Bond                  Bayer US Finance LLC
                                        (BAYNGR 3.375% October 8,
                              10/01/14  2024 144A)                     07274EAG    144A      200,000       $99.0110   0.45%

Transamerica Core Bond                  Enterprise Products Oper (EPD              U.S.
                              10/02/14  3.75% February 15, 2025)       29379VBE Registered    74,000       $99.6810   0.65%

Transamerica Core Bond                  Enterprise Products Oper (EPD              U.S.
                              10/02/14  4.95% October 15, 2054)        29379VBF Registered    33,000       $98.3560   0.88%

Transamerica Core Bond                  Verizon Communications (VZ                 U.S.
                              10/22/14  3.0% November 1, 2021)         92343VCN Registered 1,028,000       $99.6990   0.40%

Transamerica Core Bond                  Verizon Communications (VZ                 U.S.
                              10/22/14  4.4% November 1, 2034)         92343VCQ Registered   337,000       $99.2760   0.75%

Transamerica Core Bond                  Ingersoll-Rand Lux Finance                 U.S.
                              10/23/14  (IR 2.625% May 1, 2020)        456873AA Registered   200,000       $99.9340   0.60%
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
                                                                                        Total Price
                                                                                        Paid by the
                                                                                         Fund Plus
                                                                                        Total Price
                                                                                       Paid For Same
                                                                          Total Bonds   Securities
                                         Underwriter From                 Purchased by Purchased By
                             Total Price  Whom the Fund    Total Size of   Investment    the Same      % of
Fund                            Paid        Purchased        Offering      Management   Sub-Adviser  Offering
----                         ----------- ----------------  -------------- ------------ ------------- --------

Transamerica Core Bond

                              $  198,022 Merrill Lynch      1,750,000,000   18,297,000   $18,116,043     1.05%

Transamerica Core Bond                   Citigroup
                              $   73,764 Global Markets    $1,146,331,500   17,504,000   $17,448,162     1.53%

Transamerica Core Bond                   Citigroup
                              $   32,457 Global Markets    $  393,424,000   10,261,000   $10,092,309     2.61%

Transamerica Core Bond
                              $1,024,906 Wells Fargo       $1,495,485,000   28,337,000   $28,251,706     1.89%

Transamerica Core Bond
                              $  334,560 Morgan Stanley    $2,481,900,000   42,193,000   $41,887,523     1.70%

Transamerica Core Bond
                              $  199,868 Goldman Sachs     $  299,802,000    1,572,000   $ 1,570,962     0.52%
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